UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

Quarterly Report | May 31, 2017

2017 2nd Quarter Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2017 2nd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors specializes in essential assets investing, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders		2	TPZ: Fund Focus	16
TYG:	Fund Focus	4	Financial Statements	19
NTG:	Fund Focus	7	Notes to Financial Statements	50
TTP:	Fund Focus	10	Additional Information	66
NDP:	Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,575.7
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,497.1
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$277.7
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$255.3
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$211.7

1 As of 6/30/2017
2 As a percentage of total long-term investments as of 5/31/2017

Tortoise Capital Advisors	1

Tortoise Capital Advisors
Second quarter 2017 report to closed-end fund stockholders

Dear fellow stockholders,

Investor sentiment, mirroring the oil price, weighed down performance for the energy sector, although company fundamentals, particularly those in the midstream segment, were solid. The S&P Energy Select Sector® Index returned -7.8% for the fiscal quarter ending May 31, 2017, mostly driven by lower crude oil prices. Investors turned to weekly crude oil inventory reports to gauge supply and demand, and grew impatient with a lack of significant draws. In other cases, news that did not exceed expectations was not well received. For example, while the announcement at the May Organization of Petroleum Exporting Countries (OPEC) meeting was as expected, the market reaction was to the downside. This negative sentiment trumped fundamentals during the fiscal quarter.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned -11.3% for the fiscal quarter. Sentiment was negative due to lower crude oil prices that started with West Texas Intermediate (WTI) at its peak price for the fiscal quarter of $54.01 per barrel, and ended the period lower at $48.32. These lower prices were driven by both domestic and global supply concerns. Stubbornly elevated global inventory balances, a function of rig counts up more than 100% since last year, are driving expectations for increased U.S. production in 2017 and 2018, as well as the strong return of Libyan and Nigerian production. In addition, while compliance with OPEC’s curtailed production agreement was strong, exports remained higher than anticipated. Therefore, OPEC’s agreement has yet to meaningfully reduce inventories.

The U.S. crude oil production forecast for 2017 was revised higher over last quarter, and is now expected to reach 9.3 million barrels per day (MMbbl/d)1. The 2018 forecast is calling for 10.0 MMbbl/d, which would exceed the previous record from 19701.

Natural gas prices opened the fiscal quarter near the low at $2.52 per million British thermal units (MMBtu) and ended higher at $3.00. The EIA predicts higher natural gas prices in 2018 due to increased domestic natural gas consumption, along with new export capabilities. Natural gas production is expected to average 72.0 billion cubic feet per day in 2017 and is anticipated to rise to 77.5 in 20182.

Midstream

Pipeline companies pulled back along with the broad energy sector, with the Tortoise North American Pipeline IndexSM returning -2.8%. MLPs faced additional pressure, causing them to retreat further with a return of -7.1% for the fiscal quarter, as represented by the Tortoise MLP Index®. While the midstream segment was negative for the fiscal quarter, not all pipeline companies retreated to the same extent. Refined products pipelines were the least affected by lower crude oil prices as lower prices tend to drive demand for refined products, such as gasoline. Crude oil pipeline companies were impacted the most with the implication that lower crude oil prices leads to decreased volumes.

Midstream companies typically perform well with growing volumes from U.S. producers in the upstream segment. However, sentiment drove quarterly performance. Solid distribution growth, constructive earnings announcements, and a shift in focus to fundamentals may reverse declines. Additionally, in our view, more open equity capital markets or clearer alternative sources of funding would be beneficial to companies with funding needs. Our long-term outlook for the midstream sector remains positive with a projection for capital investments in MLPs, pipeline and related organic projects at approximately $125 billion for 2017 to 2019.

Downstream

The downstream segment was the best performing segment of the energy value chain during the second fiscal quarter. Refining, in particular, was a bright spot amidst the negative sentiment even though margins tightened. Diversified downstream companies continued to unlock the value of their midstream assets and utilities were helped by lower interest rates.

Petrochemicals were positive as new ethylene capacity started to come online. From 2017-2020 the expected increase in ethylene capacity is likely to raise ethane consumption. This validates the U.S. as a low cost supplier of plastics to the rest of the world and bodes well for pipelines transporting the ethane feedstock.

Renewable generation, particularly wind and solar, have continued to be developed at a fast pace. Wind generation is expected to increase by approximately 25% and solar is expected to increase by more than 50% from the end of 2016 to the end of 20181.

Capital markets

Over the second fiscal quarter, we experienced a temporary pause in the thawing of capital markets. This lack of traditional capital market activity heightened the need for alternative, more flexible sources of capital, such as private investment in public equity (PIPE) deals.

Though there were three midstream MLP initial public offerings during the fiscal quarter, MLPs and other pipeline companies only raised approximately $18 billion, about half of the capital raised in the first fiscal quarter. The majority was in debt offerings.

Merger and acquisition activity among MLPs and other pipeline companies significantly slowed from the previous fiscal quarter totaling approximately $14 billion. Pembina Pipeline Corporation had the largest announced transaction of the fiscal quarter with its acquisition of Veresen Inc., in a deal valued at about $5 billion.

(unaudited)
2	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Concluding thoughts

Lower crude oil prices drove stock performance to the downside during the fiscal quarter. Yet, U.S. shale fundamentals have remained intact and we expect shale to be a growing force in supplying the world with energy. For upstream companies, production is expected to grow and breakeven crude oil prices have been falling with improved efficiencies not offset by higher service costs. Midstream and downstream companies should likely benefit respectively, from higher volume throughput and a greater supply of low cost inputs. Further, we expect crude oil prices to be more constructive following either stronger action from OPEC (who need higher prices to balance state budgets) and/or more moderate growth from U.S. producers as new drilling is limited by cash flow. We believe the current energy market environment offers opportunities for long-term investors.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2017
2 Bentek, June 2017

(unaudited)
Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2017 were -6.3% and -8.2%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -7.1% for the same period. Lower commodity prices weighed on market sentiment causing negative performance for the energy sector, including MLPs and pipeline companies, and the fund.

Second fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 5/31/2017)	8.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$29.1525
Market-based total return	(6.3)%
NAV-based total return	(8.2)%
Premium (discount) to NAV (as of 5/31/2017)	11.3%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Agreement to merge with Sunoco Logistics viewed favorably due to more diversified company and credit profile along with greater clarity on Dakota Access Pipeline (DAPL) project
Antero Midstream Partners LP	Midstream gathering and processing MLP	Positive growth profile and long term outlook following initial public offering
Targa Resources Corp. (Preferred Shares)	Midstream gathering and processing company	Preferred structure outperformed equity markets
Rice Midstream Partners LP	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout
APC Tangible Equity Units (Western Gas Equity Partners Preferred)	Midstream gathering and processing	Growing oil and gas production in the Permian basin

Bottom five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and project execution timeline
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Large weight in declining market
Western Gas Partners, LP	Midstream gathering and processing MLP	Concerns about Colorado drilling and regulatory outlook
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Large weight in declining market
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Uncertainty around VTTI acquisition

(unaudited)
4	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 2.1% as compared to 1st quarter 2017 due primarily to the impact of merger and acquisition activity and decreased distribution rates on several of the fund’s investments which were partially offset by net premiums on options written as well as the impact of trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased 2.3% during the quarter due to higher asset-based fees. Overall leverage costs increased slightly as compared to 1st quarter 2017 due primarily to an increase in interest rates during the quarter.

As a result of the changes in income and expenses, DCF decreased approximately 3.5% as compared to 1st quarter 2017. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2016. The fund has paid cumulative distributions to stockholders of $29.1525 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2nd quarter 2017 (in thousands):

	YTD 2017	2nd Qtr 2017
Net Investment Loss,
before Income Taxes	$(36,087)	$(28,915)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	100,407	60,249
Net premiums on options written	478	478
Amortization of debt issuance costs	232	117
Interest rate swap expenses	(387)	(190)
DCF	$64,643	$31,739

Leverage

The fund’s leverage utilization decreased slightly during 2nd quarter 2017 and represented 27.0% of total assets at May 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 4.6 years and the weighted-average annual rate on leverage was 3.45%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 2nd quarter 2017, the fund’s deferred tax liability decreased by $72.7 million to $481.8 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized gains of $7.2 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016			2017
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$44,670	$45,694	$44,714	$46,007	$44,556
Net premiums on options written	—	—	—	—	478
Total from investments	44,670	45,694	44,714	46,007	45,034
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	5,719	6,215	6,067	6,380	6,533
Other operating expenses	461	459	229	437	443
	6,180	6,674	6,296	6,817	6,976
Distributable cash flow before leverage costs and current taxes	38,490	39,020	38,418	39,190	38,058
Leverage costs(2)	6,479	6,433	6,467	6,286	6,319
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$32,011	$32,587	$31,951	$32,904	$31,739
As a percent of average total assets(5)
Total from investments	7.28%	6.85%	6.90%	6.83%	6.49%
Operating expenses before leverage costs and current taxes	1.01%	1.00%	0.97%	1.01%	1.01%
Distributable cash flow before leverage costs and current taxes	6.27%	5.85%	5.93%	5.82%	5.48%
As a percent of average net assets(5)
Total from investments	13.54%	12.45%	12.58%	12.32%	11.88%
Operating expenses before leverage costs and current taxes	1.87%	1.82%	1.77%	1.83%	1.84%
Leverage costs and current taxes	1.96%	1.75%	1.82%	1.68%	1.67%
Distributable cash flow	9.71%	8.88%	8.99%	8.81%	8.37%

Selected Financial Information
Distributions paid on common stock	$31,682	$31,961	$32,045	$32,082	$32,115
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	101.0%	102.0%	99.7%	102.6%	98.8%
Net realized gain, net of income taxes, for the period	47,833	13,034	15,215	71,641	7,226
Total assets, end of period(7)	2,587,793	2,628,678	2,593,722	2,842,641	2,596,302
Average total assets during period(7)(8)	2,442,341	2,654,126	2,607,027	2,733,122	2,751,522
Leverage(9)	704,000	720,200	716,800	701,900	700,700
Leverage as a percent of total assets	27.2%	27.4%	27.6%	24.7%	27.0%
Net unrealized depreciation, end of period	(269,349)	(204,786)	(217,646)	(109,826)	(231,473)
Net assets, end of period	1,390,531	1,443,397	1,412,274	1,556,125	1,400,652
Average net assets during period(10)	1,312,506	1,460,638	1,429,146	1,513,999	1,504,136
Net asset value per common share	28.71	29.54	28.83	31.74	28.53
Market value per share	27.90	30.48	30.63	34.63	31.76
Shares outstanding (000’s)	48,434	48,859	48,980	49,031	49,093

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the net premiums on options written, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017
Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2017 were -5.2% and -7.7%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -7.1% for the same period. Lower commodity prices weighed on market sentiment causing negative performance for the energy sector, including MLPs and pipeline companies, and the fund.

Second fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 5/31/2017)	8.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$11.2350
Market-based total return	(5.2)%
NAV-based total return	(7.7)%
Premium (discount) to NAV (as of 5/31/2017)	1.0%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Agreement to merge with Sunoco Logistics viewed favorably due to more diversified company and credit profile along with greater clarity on Dakota Access Pipeline (DAPL) project
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Solid refined product volumes
Antero Midstream Partners LP	Midstream gathering and processing MLP	Positive growth profile and long term outlook following initial public offering
Rice Midstream Partners LP	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout
Targa Resources Corp. (Preferred Shares)	Midstream gathering and processing company	Preferred structure outperformed equity markets
Bottom five contributors	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Large weight in declining market
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and project execution timeline
Western Gas Partners, LP	Midstream gathering and processing MLP	Concerns about Colorado drilling and regulatory outlook
DCP Midstream, LP	Midstream gathering and processing MLP	Lower commodity prices negatively impacted non fee-based contracts
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and project execution timeline

(unaudited)
Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 3.3% as compared to 1st quarter 2017 due primarily to the impact of merger and acquisition activity and decreased distribution rates on several of the fund’s investments which were partially offset by net premiums on options written as well as the impact of trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased approximately 2.1% during the quarter due to higher asset-based fees. Leverage costs increased approximately 1.8% as compared to 1st quarter 2017 due primarily to an increase in interest rates during the quarter.

As a result of the changes in income and expenses, DCF decreased approximately 5.5% as compared to 1st quarter 2017. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2016. The fund has paid cumulative distributions to stockholders of $11.2350 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2nd quarter 2017 (in thousands):

	YTD 2017	2nd Qtr 2017
Net Investment Loss,
before Income Taxes	$(17,028)	$(10,059)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	55,063	28,387
Net Premiums on options written	297	297
Amortization of debt issuance costs	184	93
DCF	$38,516	$18,718

Leverage

The fund’s leverage utilization increased by $3.0 million during 2nd quarter 2017 and represented 29.3% of total assets at May 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 2.3 years and the weighted-average annual rate on leverage was 3.68%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 2nd quarter 2017, the fund’s deferred tax liability decreased by $43.3 million to $174.3 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized gains of $2.1 million during the quarter. As of November 30, 2016, the fund had net operating losses of $56 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
8	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016			2017
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$26,411	$27,901	$27,640	$27,925	$26,705
Net premiums on options written	—	—	—	—	297
Total from investments	26,411	27,901	27,640	27,925	27,002
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,292	3,654	3,584	3,752	3,828
Other operating expenses	336	336	336	324	332
	3,628	3,990	3,920	4,076	4,160
Distributable cash flow before leverage costs and current taxes	22,783	23,911	23,720	23,849	22,842
Leverage costs(2)	3,949	3,960	4,013	4,051	4,124
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$18,834	$19,951	$19,707	$19,798	$18,718
As a percent of average total assets(5)
Total from investments	7.55%	7.28%	7.29%	7.09%	6.69%
Operating expenses before leverage costs and current taxes	1.04%	1.04%	1.03%	1.04%	1.03%
Distributable cash flow before leverage costs and current taxes	6.51%	6.24%	6.26%	6.05%	5.66%
As a percent of average net assets(5)
Total from investments	12.42%	11.90%	12.17%	11.79%	11.27%
Operating expenses before leverage costs and current taxes	1.71%	1.70%	1.73%	1.72%	1.74%
Leverage costs and current taxes	1.86%	1.69%	1.77%	1.71%	1.72%
Distributable cash flow	8.85%	8.51%	8.67%	8.36%	7.81%

Selected Financial Information
Distributions paid on common stock	$19,857	$19,858	$19,891	$19,892	$19,891
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	94.8%	100.5%	99.1%	99.5%	94.1%
Net realized gain, net of income taxes, for the period	21,730	27,199	14,157	14,896	2,126
Total assets, end of period(7)	1,483,491	1,528,949	1,514,354	1,657,717	1,509,815
Average total assets during period(7)(8)	1,390,807	1,524,786	1,524,805	1,596,610	1,601,462
Leverage(9)	439,900	443,300	440,800	439,700	442,700
Leverage as a percent of total assets	29.7%	29.0%	29.1%	26.5%	29.3%
Net unrealized appreciation, end of period	90,594	112,273	107,907	193,975	123,020
Net assets, end of period	893,988	919,721	904,866	981,071	886,964
Average net assets during period(10)	845,912	932,440	913,726	960,910	950,384
Net asset value per common share	19.02	19.53	19.22	20.84	18.81
Market value per common share	17.82	19.68	18.90	20.49	18.99
Shares outstanding (000’s)	47,000	47,081	47,081	47,081	47,161

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the new premiums on options written, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2017 were -5.0% and -9.1%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned -2.8% for the same period. Lower commodity prices weighed on market sentiment causing negative performance for the energy sector, including pipeline companies, and the fund.

Second fiscal quarter highlights
Distributions paid per share	$ 0.4075
Distribution rate (as of 5/31/2017)	8.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in October 2011	$ 9.2825
Market-based total return	(5.0)%
NAV-based total return	(9.1)%
Premium (discount) to NAV (as of 5/31/2017)	(4.8)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In an attempt to generate the same monthly income, the out-of-the-money percentage was generally flat year-over-year as volatility was similar. The notional amount of the fund’s covered calls averaged approximately 9.5% of total assets, and their out-of-the-money percentage at the time written averaged approximately 6.3% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
VTTI Energy Partners LP	Midstream refined product pipeline MLP	Announced acquisition by parent company
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business with visibility to 8-10% dividend growth
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Solid refined product volumes
Williams Companies, Inc.	Midstream gathering and processing company	Visibility to stronger balance sheet post divestitures and recent merger and acquisition activity in the Northeast highlighting value of assets
Keyera Corp.	Midstream crude oil and natural gas pipeline company	Steady cash flow profile and midstream growth projects

Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Increased competition for Permian crude oil pipelines and equity offering
Targa Resources Corp.	Midstream gathering and processing company	Lower commodity prices negatively impacted non fee-based contracts
Enbridge Inc.	Midstream crude oil pipeline company	Technical pressure following the acquisition of Spectra Energy
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Acquiring limited partner at a premium
EnLink Midstream, LLC	Midstream gathering and processing company	Lower commodity prices negatively impacted non fee-based contracts

(unaudited)
10	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 2.0% as compared to 1st quarter 2017, primarily due to reduced distribution rates on several of the fund’s investments and lower net premiums on options written partially offset by the impact of trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, decreased slightly during the quarter. Leverage costs increased approximately 2.2% as compared to 1st quarter 2017 due to an increase in interest rates during the quarter as well as slightly higher leverage utilization. As a result of the changes in income and expenses, DCF decreased by 2.9% as compared to 1st quarter 2017. In addition, the fund had net realized losses on investments of $0.4 million during 2nd quarter 2017.

The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 2nd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $9.2825 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2nd quarter 2017 (in thousands):

	YTD 2017	2nd Qtr 2017
Net Investment Loss	$(442)	$(118)
Adjustments to reconcile to DCF:
Net premiums on options written	2,410	1,135
Distributions characterized
as return of capital	4,731	2,352
Dividends paid in stock	623	238
Amortization of debt issuance costs	28	14
DCF	$7,350	$3,621

Leverage

The fund’s leverage utilization increased slightly during 2nd quarter 2017 and represented 24.2% of total assets at May 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 76% of the leverage cost was fixed, the weighted-average maturity was 2.6 years and the weighted-average annual rate on leverage was 3.35%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016			2017
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,685	$3,855	$3,606	$3,594	$3,778
Dividends paid in stock	421	433	444	385	238
Net premiums on options written	1,238	1,219	1,284	1,275	1,135
Total from investments	5,344	5,507	5,334	5,254	5,151
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	643	742	768	824	822
Other operating expenses	139	144	142	150	145
	782	886	910	974	967
Distributable cash flow before leverage costs	4,562	4,621	4,424	4,280	4,184
Leverage costs(2)	536	536	544	551	563
Distributable Cash Flow(3)	$4,026	$4,085	$3,880	$3,729	$3,621
Net realized gain (loss) on investments and foreign currency
translation, for the period	$(6,676)	$1,927	$25,178	$2,316	$(357)
As a percent of average total assets(4)
Total from investments	8.68%	7.83%	7.25%	6.94%	6.89%
Operating expenses before leverage costs	1.27%	1.26%	1.24%	1.29%	1.29%
Distributable cash flow before leverage costs	7.41%	6.57%	6.01%	5.65%	5.60%
As a percent of average net assets(4)
Total from investments	11.87%	10.10%	9.38%	8.77%	8.88%
Operating expenses before leverage costs	1.74%	1.63%	1.60%	1.63%	1.67%
Leverage costs	1.19%	0.98%	0.96%	0.92%	0.97%
Distributable cash flow	8.94%	7.49%	6.82%	6.22%	6.24%

Selected Financial Information
Distributions paid on common stock	$4,081	$4,082	$4,082	$4,082	$4,081
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	269,483	286,224	303,989	303,685	278,733
Average total assets during period(5)(6)	244,963	279,684	295,803	307,063	296,418
Leverage(7)	65,100	65,000	66,600	66,700	67,400
Leverage as a percent of total assets	24.2%	22.7%	21.9%	22.0%	24.2%
Net unrealized appreciation (depreciation), end of period	(5,987)	11,363	6,052	8,983	(13,246)
Net assets, end of period	202,587	218,368	234,539	235,779	210,076
Average net assets during period(8)	179,041	216,881	228,681	242,897	230,203
Net asset value per common share	20.23	21.80	23.42	23.54	20.97
Market value per common share	17.37	19.69	21.55	21.45	19.97
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2017 were -8.8% and -11.2%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -11.3% for the same period. Although both negative, liquids producers underperformed natural gas producers, particularly those in Permian and Eagle Ford basins. The fund’s negative performance was somewhat mitigated by its exposure to midstream companies that it holds to execute its covered call strategy.

Second fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 5/31/2017)	12.1%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2012	$8.3125
Market-based total return	(8.8)%
NAV-based total return	(11.2)%
Premium (discount) to NAV (as of 5/31/2017)	5.9%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 66.7% of total assets and their out-of-the-money percentage at the time written averaged approximately 8.5% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Royal Dutch Shell plc	Upstream oil and gas producer	Large integrated high quality diversified company which held up well when commodity prices declined
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Solid refined product volumes
BP PLC-Sponsored ADR	Upstream oil and gas producer	Large integrated high quality diversified company which held up well when commodity prices declined
Rice Energy Inc.	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices
EQT Corporation	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices

Bottom five contributors	Company type	Performance driver
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Concerns about Colorado drilling and regulatory outlook
Pioneer Natural Resources Company	Upstream liquids producer	Lower commodity prices negatively impacted cash flow
Devon Energy Corporation	Upstream oil and natural gas producer	Lower commodity prices negatively impacted cash flow
Carrizo Oil & Gas, Inc.	Upstream oil and natural gas producer	Equity overhang due to high leverage and perceived need for acquisition
SM Energy Company	Upstream oil and natural gas producer	Continue to miss consensus earnings estimates

(unaudited)
Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 6.3% as compared to 1st quarter 2017, primarily due to lower net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 3.5% during the quarter due to lower asset-based fees. Total leverage costs increased approximately 13.5% as compared to 1st quarter 2017, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 7.5% as compared to 1st quarter 2017. In addition, the fund had net realized losses on investments of $6.1 million during 2nd quarter 2017.

The fund maintained its quarterly distribution of $0.4375 per share during 2nd quarter 2017, which was equal to the distribution paid in the prior quarter and 2nd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $8.3125 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2nd quarter 2017 (in thousands):

	YTD 2017	2nd Qtr 2017
Net Investment Loss	$(1,459)	$(577)
Adjustments to reconcile to DCF:
Net premiums on options written	11,174	5,425
Distributions characterized
as return of capital	2,037	876
Dividends paid in stock	429	130
DCF	$12,181	$5,854

Leverage

The fund’s leverage utilization decreased slightly as compared to 1st quarter 2017. The fund utilizes all floating rate leverage that had an interest rate of 1.86% and represented 24.5% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
14	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

NDP Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016			2017
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,615	$1,457	$1,363	$1,494	$1,516
Dividends paid in stock	278	285	293	299	129
Net premiums on options written	6,090	5,863	5,645	5,749	5,425
Total from investments	7,983	7,605	7,301	7,542	7,070
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	661	737	749	820	791
Other operating expenses	161	174	151	144	140
	822	911	900	964	931
Distributable cash flow before leverage costs	7,161	6,694	6,401	6,578	6,139
Leverage costs(2)	191	199	212	251	285
Distributable Cash Flow(3)	$6,970	$6,495	$6,189	$6,327	$5,854
Net realized gain (loss) on investments and foreign currency
translation, for the period	$(23,227)	$(690)	$4,490	$5,898	$(6,084)
As a percent of average total assets(4)
Total from investments	12.02%	10.29%	9.58%	9.86%	9.70%
Operating expenses before leverage costs	1.24%	1.23%	1.18%	1.26%	1.28%
Distributable cash flow before leverage costs	10.78%	9.06%	8.40%	8.60%	8.42%
As a percent of average net assets(4)
Total from investments	15.67%	13.00%	12.31%	12.36%	12.60%
Operating expenses before leverage costs	1.61%	1.56%	1.52%	1.58%	1.66%
Leverage costs	0.37%	0.34%	0.36%	0.41%	0.51%
Distributable cash flow	13.69%	11.10%	10.43%	10.37%	10.43%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,350	$6,351	$6,351	$6,360
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	287,532	301,460	319,343	297,341	264,083
Average total assets during period(5)	264,154	294,100	306,669	310,231	289,030
Leverage(6)	62,600	64,000	63,800	65,100	64,600
Leverage as a percent of total assets	21.8%	21.2%	20.0%	21.9%	24.5%
Net unrealized appreciation (depreciation), end of period	(27,486)	(7,816)	1,717	(16,339)	(40,654)
Net assets, end of period	222,159	235,472	246,088	230,201	198,379
Average net assets during period(7)	202,667	232,775	238,453	247,529	222,615
Net asset value per common share	15.30	16.22	16.95	15.84	13.63
Market value per common share	13.71	15.61	15.85	16.33	14.43
Shares outstanding (000’s)	14,516	14,516	14,516	14,537	14,559

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2017 were -1.6% and -4.3%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -0.7% for the same period. Lower commodity prices weighed on market sentiment causing negative performance for the energy sector, including pipeline companies, and the fund. Performance was helped by the fund’s focus on power and utilities which had positive performance for the fiscal quarter due to lower interest rates. Negative performance was further mitigated by the fund’s energy fixed income holdings as they outperformed energy equities throughout the fiscal quarter.

Second fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 5/31/2017)	6.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$13.0250
Market-based total return	(1.6)%
NAV-based total return	(4.3)%
Premium (discount) to NAV (as of 5/31/2017)	(5.9)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Solid refined product volumes
The Williams Companies, Inc. (fixed income)	Midstream gathering and processing company	Visibility to stronger balance sheet post divestitures and defensive fixed income security
The AES Corporation (fixed income)	Utilities	Regulated business model and defensive fixed income security
TransCanada Corporation (fixed income)	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business model and defensive fixed income security
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.

Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Increased competition for Permian crude oil pipelines and equity offering
Targa Resources Corp.	Midstream gathering and processing company	Lower commodity prices negatively impacted non fee-based contracts
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and project execution timeline
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Large weight in declining market
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Acquiring limited partner at a premium

(unaudited)
16	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 3.1% as compared to 1st quarter 2017 mainly due to decreased distribution rates on several of the fund’s investments partially offset by the impact of trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased slightly during the quarter. Total leverage costs increased approximately 11.6% as compared to 1st quarter 2017, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 5.4% as compared to 1st quarter 2017. In addition, the fund had net realized gains on investments of $5.0 million during 2nd quarter 2017.

The fund paid monthly distributions of $0.125 per share during 2nd quarter 2017, which was unchanged over the prior quarter and 2nd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 3rd quarter 2017. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $13.025 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2nd quarter 2017 (in thousands):

	YTD 2017	2nd Qtr 2017
Net Investment Income	$1,987	$921
Adjustments to reconcile to DCF:
Dividends paid in stock	426	162
Distributions characterized
as return of capital	2,604	1,353
Interest rate swap expenses	(86)	(39)
Change in amortization methodology	13	6
DCF	$4,944	$2,403

Leverage

The fund’s leverage utilization increased slightly as compared to 1st quarter 2017 and represented 24.0% of total assets at May 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 41% of the leverage cost was fixed, the weighted-average maturity was 0.9 years and the weighted-average annual rate on leverage was 2.11%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016			2017
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$1,616	$1,605	$1,537	$1,519	$1,508
Distributions and dividends from investments,
net of foreign taxes withheld	1,631	1,738	1,620	1,650	1,657
Dividends paid in stock	250	251	258	264	162
Total from investments	3,497	3,594	3,415	3,433	3,327
Operating Expenses Before Leverage Costs
Advisory fees	453	499	503	518	525
Other operating expenses	148	153	140	133	130
	601	652	643	651	655
Distributable cash flow before leverage costs	2,896	2,942	2,772	2,782	2,672
Leverage costs(2)	228	230	221	241	269
Distributable Cash Flow(3)	$2,668	$2,712	$2,551	$2,541	$2,403

Net realized gain (loss) on investments and foreign currency
translation, for the period	$67	$3,840	$8,066	$3,005	$5,008
As a percent of average total assets(4)
Total from investments	7.32%	6.82%	6.39%	6.30%	5.99%
Operating expenses before leverage costs	1.26%	1.24%	1.20%	1.20%	1.18%
Distributable cash flow before leverage costs	6.06%	5.58%	5.19%	5.10%	4.81%
As a percent of average net assets(4)
Total from investments	10.03%	9.02%	8.37%	8.13%	7.84%
Operating expenses before leverage costs	1.72%	1.64%	1.58%	1.54%	1.54%
Leverage costs	0.65%	0.58%	0.54%	0.57%	0.63%
Distributable cash flow	7.66%	6.80%	6.25%	6.02%	5.67%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,607	$2,607	$2,607	$2,607
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	205,150	213,243	217,415	223,313	213,441
Average total assets during period(5)	190,095	209,610	215,113	220,830	220,356
Leverage(6)	52,700	50,700	50,600	51,100	51,300
Leverage as a percent of total assets	25.7%	23.8%	23.3%	22.9%	24.0%
Net unrealized appreciation, end of period	25,113	32,831	30,817	34,896	21,461
Net assets, end of period	151,382	161,615	166,073	171,566	161,413
Average net assets during period(7)	138,638	158,507	164,170	171,188	168,319
Net asset value per common share	21.78	23.25	23.89	24.68	23.22
Market value per common share	18.86	21.57	21.43	22.56	21.84
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

TYG Schedule of Investments (unaudited) May 31, 2017

	Shares	Fair Value
Master Limited Partnerships — 181.4%(1)

Crude Oil Pipelines — 32.9%(1)
United States — 32.9%(1)
Enbridge Energy Partners, L.P.	2,287,373	$37,878,897
Genesis Energy L.P.	2,514,842	78,437,922
Plains All American Pipeline, L.P.	6,378,143	168,893,227
Shell Midstream Partners, L.P.	1,113,567	33,217,704
Tesoro Logistics LP	2,676,299	141,790,321
		460,218,071
Natural Gas/Natural Gas Liquids Pipelines — 65.1%(1)
United States — 65.1%(1)
Dominion Midstream Partners, LP	1,452,776	41,622,032
Energy Transfer Partners, L.P.(2)	11,786,063	256,464,731
Enterprise Products Partners L.P.	6,886,458	184,625,939
EQT Midstream Partners, LP	1,628,242	120,099,130
ONEOK Partners, L.P.	2,971,418	145,332,054
Spectra Energy Partners, LP	1,829,938	78,943,525
Tallgrass Energy Partners, LP	1,701,776	84,408,090
		911,495,501
Natural Gas Gathering/Processing — 42.2%(1)
United States — 42.2%(1)
Antero Midstream Partners LP	1,660,647	57,524,812
DCP Midstream Partners, LP	1,654,875	55,901,677
EnLink Midstream Partners, LP	4,587,525	77,850,299
MPLX LP	2,421,079	80,016,661
Noble Midstream Partners LP	418,670	19,254,633
Rice Midstream Partners LP	2,649,273	64,933,681
Western Gas Partners, LP	2,849,396	158,796,839
Williams Partners L.P.	1,966,643	77,033,406
		591,312,008
Refined Product Pipelines — 41.2%(1)
United States — 41.2%(1)
Buckeye Partners, L.P.	2,643,130	169,160,320
Holly Energy Partners, L.P.	1,813,846	59,421,595
Magellan Midstream Partners, L.P.	2,839,689	206,133,025
NuStar Energy L.P.	1,225,315	55,849,858
Phillips 66 Partners LP	946,859	46,888,458
Valero Energy Partners LP	888,135	40,152,583
		577,605,839
Total Master Limited Partnerships
(Cost $2,031,678,219)		2,540,631,419
Preferred Stock — 3.0%(1)
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	24,379,065
Oil and Gas Production — 1.3%(1)
United States — 1.3%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	17,027,880
Total Preferred Stock
(Cost $36,118,521)		41,406,945

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.71%(5) (Cost $384,039)	384,039	384,039
Total Investments — 184.4%(1)
(Cost $2,068,180,779)		2,582,422,403
Interest Rate Swap Contracts — (0.0)%(1)
$15,000,000 notional — net unrealized depreciation(6)		(313,832)
Other Assets and Liabilities — 0.1%(1)		1,089,849
Deferred Tax Liability — (34.4)%(1)		(481,846,149)
Credit Facility Borrowings — (8.8)%(1)		(123,200,000)
Senior Notes — (29.5)%(1)		(412,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.8)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,400,652,271

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $313,832.
(3)	Restricted securities have a total fair value of $24,379,065, which represents 1.7% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of May 31, 2017.
(6)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Master Limited Partnerships — 167.4%(1)

Crude Oil Pipelines — 30.3%(1)
United States — 30.3%(1)
Enbridge Energy Partners, L.P.	1,341,991	$22,223,371
Genesis Energy L.P.	1,442,424	44,989,205
Plains All American Pipeline, L.P.	4,022,304	106,510,610
Shell Midstream Partners, L.P.	600,405	17,910,081
Tesoro Logistics LP	1,450,409	76,842,669
		268,475,936
Natural Gas/Natural Gas Liquids Pipelines — 63.4%(1)
United States — 63.4%(1)
Dominion Energy Midstream
Partners, LP	1,202,231	34,443,918
Energy Transfer Partners, L.P.	7,068,994	153,821,309
Enterprise Products Partners L.P.	4,502,106	120,701,462
EQT Midstream Partners, LP	911,273	67,215,496
ONEOK Partners, L.P.	1,748,754	85,531,558
Spectra Energy Partners, LP	1,022,156	44,095,810
Tallgrass Energy Partners, LP	1,135,235	56,307,656
		562,117,209
Natural Gas Gathering/Processing — 45.5%(1)
United States — 45.5%(1)
Antero Midstream Partners LP	725,846	25,143,305
DCP Midstream Partners, LP	1,641,517	55,450,444
EnLink Midstream Partners, LP	3,383,588	57,419,488
MPLX LP	1,538,726	50,854,894
Noble Midstream Partners LP	245,420	11,286,866
Rice Midstream Partners LP	1,588,938	38,944,870
Western Gas Partners, LP	1,671,813	93,170,139
Williams Partners L.P.	1,828,781	71,633,352
		403,903,358
Refined Product Pipelines — 28.2%(1)
United States — 28.2%(1)
Buckeye Partners, L.P.	1,544,576	98,852,864
Holly Energy Partners, L.P.	969,076	31,746,930
Magellan Midstream Partners, L.P.	869,301	63,102,560
Nustar Energy L.P.	711,451	32,427,937
Phillips 66 Partners LP	310,784	15,390,024
Valero Energy Partners LP	187,891	8,494,552
		250,014,867
Total Master Limited Partnerships
(Cost $1,296,770,120)		1,484,511,370

Preferred Stock — 2.5%(1)

Natural Gas Gathering/Processing — 1.5%(1)
United States — 1.5%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	13,727,930
Oil and Gas Production — 1.0%(1)
United States — 1.0%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	8,648,325
Total Preferred Stock
(Cost $19,407,795)		22,376,255

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.71%(4) (Cost $251,683)	251,683	251,683
Total Investments — 169.9%(1)
(Cost $1,316,429,598)		1,507,139,308
Other Assets and Liabilities — (0.4)%(1)		(3,146,529)
Deferred Tax Liability — (19.6)%(1)		(174,328,527)
Credit Facility Borrowings — (5.5)%(1)		(48,700,000)
Senior Notes — (32.0)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.4)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$886,964,252

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $13,727,930, which represents 1.5% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

TTP Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 90.4%(1)

Crude Oil Pipelines — 35.6%(1)
Canada — 8.2%(1)
Inter Pipeline Ltd.	502,133	$9,943,412
Pembina Pipeline Corporation	226,342	7,233,360
United States — 27.4%(1)
Enbridge Inc.	641,445	24,702,047
Plains GP Holdings, L.P.	913,432	24,361,232
SemGroup Corporation	273,746	8,486,126
		74,726,177
Natural Gas Gathering/Processing — 14.6%(1)
United States — 14.6%(1)
EnLink Midstream, LLC	530,288	9,041,410
Targa Resources Corp.	263,924	12,122,029
Williams Companies, Inc.	333,567	9,540,016
		30,703,455
Natural Gas/Natural Gas Liquids Pipelines — 23.3%(1)
Canada — 11.7%(1)
Keyera Corp.	58,564	1,742,808
TransCanada Corporation	490,727	22,794,269
United States — 11.6%(1)
ONEOK, Inc.	335,302	16,657,803
Tallgrass Energy GP, LP	297,750	7,673,018
		48,867,898
Oil and Gas Production — 12.2%(1)
United States — 12.2%(1)
Anadarko Petroleum Corporation(2)	9,400	474,982
Antero Resources Corporation(2)(3)	36,400	748,748
Cabot Oil & Gas Corporation(2)	115,500	2,562,945
Carrizo Oil & Gas, Inc.(2)(3)	36,600	803,004
Cimarex Energy Co.(2)	16,100	1,731,716
Concho Resources Inc.(2)(3)	24,400	3,093,432
Continental Resources, Inc.(2)(3)	24,300	913,680
Diamondback Energy, Inc.(2)(3)	9,900	918,324
EOG Resources, Inc.(2)	52,500	4,741,275
EQT Corporation(2)	8,100	447,687
Gulfport Energy Corporation(2)(3)	30,200	433,370
Hess Corporation(2)	7,400	339,586
Laredo Petroleum, Inc.(2)(3)	53,500	628,625
Newfield Exploration Company(2)(3)	27,200	883,456
Noble Energy, Inc.(2)	36,300	1,041,447
Occidental Petroleum Corporation(2)	7,200	424,296
PDC Energy, Inc.(2)(3)	6,246	310,176
Pioneer Natural Resources Company(2)	21,100	3,520,746
Range Resources Corporation(2)	31,800	733,308
RSP Permian, Inc.(2)(3)	23,400	832,806
		25,583,609
Refined Product Pipelines — 4.7%(1)
United States — 4.7%(1)
VTTI Energy Partners LP	509,553	9,936,284
Total Common Stock
(Cost $205,972,919)		189,817,423

Master Limited Partnerships
and Related Companies — 38.4%(1)

Crude Oil Pipelines — 7.9%(1)
United States — 7.9%(1)
Enbridge Energy Management, L.L.C.(4)	691,359	11,117,056
Genesis Energy L.P.	76,499	2,386,004
Plains All American Pipeline, L.P.	6,525	172,782
Shell Midstream Partners, L.P.	34,207	1,020,395
Tesoro Logistics LP	36,548	1,936,313
		16,632,550
Natural Gas/Natural Gas Liquids Pipelines — 10.0%(1)
United States — 10.0%(1)
Energy Transfer Equity, L.P.	43,645	743,711
Energy Transfer Partners, L.P.	597,385	12,999,098
Enterprise Products Partners L.P.	174,456	4,677,165
EQT Midstream Partners, LP	20,323	1,499,024
Tallgrass Energy Partners, LP	20,140	998,944
		20,917,942
Natural Gas Gathering/Processing — 11.4%(1)
United States — 11.4%(1)
DCP Midstream Partners, LP	58,115	1,963,125
EnLink Midstream Partners, LP	60,432	1,025,531
MPLX LP	182,928	6,045,770
Noble Midstream Partners LP	24,185	1,112,268
Rice Midstream Partners LP	182,372	4,469,938
Western Gas Partners, LP	23,522	1,310,881
Williams Partners L.P.	206,466	8,087,273
		24,014,786
Refined Product Pipelines — 9.1%(1)
United States — 9.1%(1)
Buckeye Partners, L.P.	71,433	4,571,712
Holly Energy Partners, L.P.	96,994	3,177,523
Magellan Midstream Partners, L.P.	35,211	2,555,967
NuStar Energy L.P.	122,478	5,582,547
Phillips 66 Partners LP	36,049	1,785,147
Valero Energy Partners LP	31,129	1,407,342
		19,080,238
Total Master Limited Partnerships
and Related Companies (Cost $78,397,958)		80,645,516

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
May 31, 2017

	Shares	Fair Value
Preferred Stock — 3.5%(1)

Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	$2,361,939
Oil and Gas Production — 2.4%(1)
United States — 2.4%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,712,325
Hess Corporation,
8.000%, 02/01/2019	60,000	3,365,400
		5,077,725
Total Preferred Stock
(Cost $7,076,994)		7,439,664

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.71%(7) (Cost $253,076)	253,076	253,076
Total Investments — 132.4%(1)
(Cost $291,700,947)		278,155,679
Total Value of Options Written
(Premiums received $361,477) — (0.0)%(1)		(65,652)
Other Assets and Liabilities — (0.3)%(1)		(613,979)
Credit Facility Borrowings — (8.3)%(1)		(17,400,000)
Senior Notes — (16.2)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.6)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$210,076,048

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have a total fair value of $2,361,939, which represents 1.1% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

TTP Schedule of Options Written (unaudited)
May 31, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	June 2017	$55.00	94	$(846)
Antero Resources Corporation	June 2017	22.00	364	(5,021)
Cabot Oil & Gas Corporation	June 2017	24.50	1,155	(28,875)
Carrizo Oil & Gas, Inc.	June 2017	25.50	366	(2,353)
Cimarex Energy Co.	June 2017	123.00	161	(397)
Concho Resources Inc.	June 2017	140.00	244	(4,392)
Continental Resources, Inc.	June 2017	45.00	243	(1,701)
Diamondback Energy, Inc.	June 2017	108.25	99	(660)
EOG Resources, Inc.	June 2017	99.00	525	(4,987)
EQT Corporation	June 2017	60.00	81	(1,215)
Gulfport Energy Corporation	June 2017	17.10	302	(493)
Hess Corporation	June 2017	51.75	74	(488)
Laredo Petroleum, Inc.	June 2017	13.25	535	(2,929)
Newfield Exploration Company	June 2017	36.00	272	(2,720)
Noble Energy, Inc.	June 2017	33.70	363	(222)
Occidental Petroleum Corporation	June 2017	64.00	72	(216)
PDC Energy, Inc.	June 2017	55.00	62	(775)
Pioneer Natural Resources Company	June 2017	182.75	211	(5,104)
Range Resources Corporation	June 2017	27.00	318	(1,590)
RSP Permian, Inc.	June 2017	42.50	234	(668)

Total Value of Call Options Written
(Premiums received $361,477)				$(65,652)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 94.7%(1)

Crude Oil Pipelines — 0.0%(1)
United States — 0.0%(1)
SemGroup Corporation	344	$10,664
Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp.	26,507	1,217,466
Oil and Gas Production — 92.8%(1)
The Netherlands — 3.2%(1)
Royal Dutch Shell plc (ADR)	114,500	6,229,945
United States — 89.6%(1)
Anadarko Petroleum Corporation(2)	117,100	5,917,063
Antero Resources Corporation(2)(3)	310,410	6,385,134
Cabot Oil & Gas Corporation(2)	357,700	7,937,363
Carrizo Oil & Gas, Inc.(2)(3)	259,800	5,700,012
Centennial Resource Development, Inc.(3)	117,239	1,827,756
Cimarex Energy Co.(2)	76,000	8,174,560
Concho Resources Inc.(2)(3)	98,443	12,480,604
Continental Resources, Inc.(2)(3)	149,000	5,602,400
Devon Energy Corporation(2)	258,534	8,784,985
Diamondback Energy, Inc.(2)(3)	107,400	9,962,424
EOG Resources, Inc.(2)	201,500	18,197,465
EQT Corporation(2)	52,885	2,922,954
Extraction Oil & Gas, Inc.(2)(3)	208,446	2,968,271
Laredo Petroleum, Inc.(2)(3)	334,300	3,928,025
Newfield Exploration Company(2)(3)	233,400	7,580,832
Parsley Energy, Inc.(2)(3)	247,600	7,341,340
PDC Energy, Inc.(2)(3)	63,500	3,153,410
Pioneer Natural Resources Company(2)	163,015	27,200,683
Range Resources Corporation(2)	284,687	6,564,882
Rice Energy Inc.(2)(3)	330,700	6,614,000
RSP Permian, Inc.(2)(3)	245,000	8,719,550
SM Energy Company(2)	189,700	3,219,209
Whiting Petroleum Corporation(3)	27	191
WPX Energy, Inc.(2)(3)	606,200	6,559,084
		183,972,142
Oil Services — 1.3%(1)
United States — 1.3%(1)
U.S. Silica Holdings, Inc.(2)	69,000	2,622,000
Total Common Stock
(Cost $235,618,276)		187,822,272

Master Limited Partnerships
and Related Companies — 36.2%(1)

Crude Oil Pipelines — 8.1%(1)
United States — 8.1%(1)
Enbridge Energy Management, L.L.C.(4)	377,194	6,065,285
Plains All American Pipeline, L.P.	204,532	5,416,007
Shell Midstream Partners, L.P.	51,895	1,548,028
Tesoro Logistics LP	57,607	3,052,019
		16,081,339
Natural Gas/Natural Gas Liquids Pipelines — 9.2%(1)
United States — 9.2%(1)
Energy Transfer Equity, L.P.	44,365	755,980
Energy Transfer Partners, L.P.	342,200	7,446,272
Enterprise Products Partners L.P.	205,200	5,501,412
EQT GP Holdings, LP	8,439	220,680
EQT Midstream Partners, LP	24,303	1,792,589
Spectra Energy Partners, LP	34,627	1,493,809
Tallgrass Energy Partners, LP	20,140	998,944
		18,209,686
Natural Gas Gathering/Processing — 10.9%(1)
United States — 10.9%(1)
Antero Midstream Partners LP	75,672	2,621,278
DCP Midstream Partners, LP	155,345	5,247,554
EnLink Midstream Partners, LP	86,700	1,471,299
MPLX LP	121,726	4,023,044
Noble Midstream Partners LP	25,215	1,159,638
Rice Midstream Partners LP	181,028	4,436,996
Western Gas Partners, LP	17,480	974,161
Williams Partners L.P.	42,688	1,672,089
		21,606,059
Refined Product Pipelines — 8.0%(1)
United States — 8.0%(1)
Buckeye Partners, L.P.	49,673	3,179,072
Holly Energy Partners, L.P.	100,261	3,284,551
Magellan Midstream Partners, L.P.	40,587	2,946,210
NuStar Energy L.P.	59,614	2,717,206
Phillips 66 Partners LP	53,277	2,638,277
Valero Energy Partners LP	26,106	1,180,252
		15,945,568
Total Master Limited Partnerships
and Related Companies (Cost $67,009,322)		71,842,652

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

NDP Schedule of Investments (unaudited) (continued)
May 31, 2017

	Shares	Fair Value
Preferred Stock — 1.9%(1)

Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp., 9.500%(5)(6)	1,997	$2,237,567
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,599,615
Total Preferred Stock
(Cost $3,351,513)		3,837,182

Short-Term Investment — 0.2%(1)

United States Investment Company — 0.2%(1)
Government & Agency Portfolio — Institutional Class,
0.71%(7) (Cost $299,448)	299,448	299,448
Total Investments — 133.0%(1)
(Cost $306,278,559)		263,801,554
Total Value of Options Written
(Premiums received $2,073,470) — (0.1)%(1)		(250,227)
Other Assets and Liabilities — (0.3)%(1)		(572,182)
Credit Facility Borrowings — (32.6)%(1)		(64,600,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$198,379,145

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have a total fair value of $2,237,567 which represents 1.1% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

NDP Schedule of Options Written (unaudited)
May 31, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	June 2017	$57.50	1,171	$(2,342)
Antero Resources Corporation	June 2017	23.60	3,104	(9,516)
Cabot Oil & Gas Corporation	June 2017	25.00	3,577	(44,713)
Carrizo Oil & Gas, Inc.	June 2017	26.50	2,598	(7,177)
Cimarex Energy Co.	June 2017	125.50	760	(795)
Concho Resources Inc.	June 2017	142.00	984	(6,234)
Continental Resources, Inc.	June 2017	45.00	1,490	(10,430)
Devon Energy Corporation	June 2017	41.00	2,585	(2,585)
Diamondback Energy, Inc.	June 2017	110.00	1,074	(3,222)
EOG Resources, Inc.	June 2017	100.50	2,015	(8,206)
EQT Corporation	June 2017	60.00	528	(7,920)
Extraction Oil & Gas, Inc.	June 2017	17.50	2,084	(20,840)
Laredo Petroleum, Inc.	June 2017	13.55	3,343	(11,720)
Newfield Exploration Company	June 2017	36.00	2,334	(23,340)
Parsley Energy, Inc.	June 2017	34.00	2,476	(6,411)
PDC Energy, Inc.	June 2017	57.25	635	(4,808)
Pioneer Natural Resources Company	June 2017	190.00	1,630	(14,670)
Range Resources Corporation	June 2017	27.50	2,846	(11,746)
Rice Energy Inc.	June 2017	23.00	3,307	(24,802)
RSP Permian, Inc.	June 2017	42.90	2,450	(5,858)
SM Energy Company	June 2017	23.00	1,897	(674)
US Silica Holdings Inc	June 2017	44.00	690	(12,075)
WPX Energy, Inc.	June 2017	13.40	6,062	(10,143)

Total Value of Call Options Written
(Premiums received $2,073,470)				$(250,227)

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

TPZ Schedule of Investments (unaudited)
May 31, 2017

	Principal
	Amount	Fair Value
Corporate Bonds — 68.5%(1)

Crude Oil Pipelines — 7.9%(1)
Canada — 4.2%(1)
Enbridge Inc.,
4.250%, 12/01/2026	$2,000,000	$2,109,990
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	4,500,000	4,668,750
United States — 3.7%(1)
SemGroup Corp.,
6.375%, 03/15/2025(2)	6,000,000	5,925,000
		12,703,740
Natural Gas/Natural Gas Liquids Pipelines — 24.8%(1)
Canada — 4.5%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,332,500
United States — 20.3%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,480,000
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,147,500
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,046,622
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,627,425
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,474,632
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,132,500
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,646,250
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,383,750
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,197,520
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,500,000	1,603,889
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,045,000
		40,117,588
Natural Gas Gathering/Processing — 9.6%(1)
United States — 9.6%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,110,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	4,500,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,857,500
The Williams Companies, Inc.,
4.550%, 06/24/2024	1,000,000	1,027,500
		15,495,000
Oil and Gas Production — 5.1%(1)
United States — 5.1%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	1,000,000	1,022,500
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,222,026
Hess Corporation,
4.300%, 04/01/2027	3,000,000	3,012,390
PDC Energy Company,
6.125%, 09/15/2024(2)	2,000,000	2,045,000
		8,301,916
Power/Utility — 18.4%(1)
United States — 18.4%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,160,000
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	5,867,968
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,190,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,349,575
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,246,100
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	5,109,350
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,581,250
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,121,424
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,045,000
		29,670,667
Refined Product Pipelines — 2.7%(1)
United States — 2.7%(1)
HollyFrontier Corporation,
5.875%, 04/01/2016	4,000,000	4,311,388
Total Corporate Bonds
(Cost $105,392,165)		110,600,299

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2017

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 35.9%(1)

Crude Oil Pipelines — 9.5%(1)
United States — 9.5%(1)
Enbridge Energy Management, L.L.C.(3)	473,181	$7,608,752
Genesis Energy, L.P.	54,067	1,686,350
Plains All American Pipeline, L.P.	125,439	3,321,625
Shell Midstream Partners, L.P.	29,307	874,228
Tesoro Logistics LP	34,009	1,801,797
		15,292,752
Natural Gas/Natural Gas Liquids Pipelines — 9.4%(1)
United States — 9.4%(1)
Energy Transfer Equity, L.P.	30,902	526,570
Energy Transfer Partners, L.P.(4)	480,837	10,463,013
Enterprise Products Partners L.P.	126,842	3,400,634
EQT Midstream Partners, LP	4,770	351,835
ONEOK Partners, L.P.	8,272	404,584
		15,146,636
Natural Gas Gathering/Processing — 8.7%(1)
United States — 8.7%(1)
DCP Midstream Partners, LP	52,040	1,757,911
EnLink Midstream Partners, LP	22,400	380,128
MPLX LP	86,549	2,860,444
Noble Midstream Partners LP	17,176	789,924
Rice Midstream Partners LP	127,248	3,118,848
Western Gas Partners, LP	18,799	1,047,668
Williams Partners L.P.	103,329	4,047,397
		14,002,320
Refined Product Pipelines — 8.3%(1)
United States — 8.3%(1)
Buckeye Partners, L.P.	39,679	2,539,456
Holly Energy Partners, L.P.	70,096	2,296,345
Magellan Midstream Partners, L.P.	34,561	2,508,783
NuStar Energy L.P.	88,875	4,050,922
Phillips 66 Partners LP	24,755	1,225,868
Valero Energy Partners LP	19,193	867,716
		13,489,090
Total Master Limited Partnerships
and Related Companies (Cost $44,332,549)		57,930,798

Common Stock — 22.1%(1)

Crude Oil Pipelines — 9.4%(1)
United States — 9.4%(1)
Enbridge Inc.	121,249	4,669,299
Plains GP Holdings, L.P.	308,070	8,216,227
SemGroup Corporation	71,922	2,229,582
		15,115,108
Natural Gas/Natural Gas Liquids Pipelines — 6.4%(1)
United States — 6.4%(1)
ONEOK, Inc.	139,944	6,952,418
Tallgrass Energy GP, LP	133,814	3,448,387
		10,400,805
Natural Gas Gathering/Processing — 5.7%(1)
United States — 5.7%(1)
EnLink Midstream LLC	125,234	2,135,240
Targa Resources Corp.	101,276	4,651,606
The Williams Companies, Inc.	83,852	2,398,167
		9,185,013
Refined Product Pipelines — 0.6%(1)
United States — 0.6%(1)
VTTI Energy Partners LP	50,626	987,207
Total Common Stock
(Cost $33,911,403)		35,688,133

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2017

	Shares	Fair Value
Preferred Stock — 4.3%(1)

Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	$1,887,982
Natural Gas/Natural Gas Liquids Pipelines — 1.2%(1)
United States — 1.2%(1)
Kinder Morgan, Inc.,
9.750%, 10/26/2018	44,949	1,904,939
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	1,057,740
Power/Utility — 1.3%(1)
United States — 1.3%(1)
DTE Energy, 6.500%, 10/01/2019	39,600	2,170,872
Total Preferred Stock
(Cost $6,069,070)		7,021,533

Short-Term Investment — 0.2%(1)

United States Investment Company — 0.2%(1)
Government & Agency Portfolio — Institutional Class,
0.71%(6) (Cost $282,109)	282,109	282,109
Total Investments — 131.0%(1)
(Cost $189,987,296)		211,522,872
Interest Rate Swap Contracts — (0.0)%(1)
$21,000,000 notional — net unrealized depreciation(7)		(75,488)
Other Assets and Liabilities — 0.8%(1)		1,265,626
Credit Facility Borrowings — (31.8)%(1)		(51,300,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$161,413,010

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $42,383,741, which represents 26.3% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $75,488.
(5)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Rate indicated is the current yield as of May 31, 2017.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities (unaudited)
May 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,582,422,403	$1,507,139,308
Receivable for Adviser fee waiver	908	—
Dividends, distributions and interest receivable from investments	719,046	384,488
Current tax asset	10,110,072	975,209
Prepaid expenses and other assets	786,188	371,042
Total assets	2,594,038,617	1,508,870,047
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	4,315,518	2,526,473
Accrued directors’ fees and expenses	10,426	10,563
Payable for investments purchased	282,373	—
Accrued expenses and other liabilities	8,181,871	3,285,224
Unrealized depreciation of interest rate swap contracts	313,832	—
Deferred tax liability	481,846,149	174,328,527
Credit facility borrowings	123,200,000	48,700,000
Senior notes, net(3)	411,772,319	283,638,411
Mandatory redeemable preferred stock, net(4)	163,463,858	109,416,597
Total liabilities	1,193,386,346	621,905,795
Net assets applicable to common stockholders	$1,400,652,271	$886,964,252
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$49,093	$47,161
Additional paid-in capital	910,001,994	602,011,008
Undistributed (accumulated) net investment income (loss), net of income taxes	(231,473,261)	(129,380,170)
Undistributed (accumulated) net realized gain (loss), net of income taxes	945,336,044	291,266,065
Net unrealized appreciation (depreciation), net of income taxes	(223,261,599)	123,020,188
Net assets applicable to common stockholders	$1,400,652,271	$886,964,252
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	49,093,475	47,160,801
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$28.53	$18.81

(1) Investments at cost	$2,068,180,779	$1,316,429,598
(2) Call options written, premiums received	$—	$—
(3) Deferred debt issuance and offering costs	$727,681	$361,589
(4) Deferred offering costs	$1,536,142	$583,403

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$278,155,679	$263,801,554	$211,522,872
—	—	—
390,956	235,562	1,884,433
—	—	—
48,081	45,679	33,885
278,594,716	264,082,795	213,441,190

65,652	250,227	—
542,366	520,797	347,837
9,493	9,202	9,691
—	—	—
639,052	323,424	295,164
—	—	75,488
—	—	—
17,400,000	64,600,000	51,300,000
33,913,632	—	—
15,948,473	—	—
68,518,668	65,703,650	52,028,180
$210,076,048	$198,379,145	$161,413,010

$10,016	$14,559	$6,951
228,296,291	279,032,281	129,482,470
—	(1,640,939)	3,380,823
(4,984,468)	(38,372,993)	7,081,994
(13,245,791)	(40,653,763)	21,460,772
$210,076,048	$198,379,145	$161,413,010

100,000,000	100,000,000	100,000,000

10,016,413	14,558,669	6,951,333

$20.97	$13.63	$23.22
$291,700,947	$306,278,559	$189,987,296
$361,477	$2,073,470	$—
$86,368	$—	$—
$51,527	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations (unaudited)
Period from December 1, 2016 through May 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$88,792,157	$53,673,859
Dividends and distributions from common stock	—	—
Dividends and distributions from preferred stock	1,770,005	956,033
Less return of capital on distributions	(100,406,942)	(55,063,468)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	(9,844,780)	(433,576)
Interest from corporate bonds	—	—
Dividends from money market mutual funds	1,163	684
Total Investment Income (loss)	(9,843,617)	(432,892)
Operating Expenses
Advisory fees	12,929,083	7,579,934
Administrator fees	255,352	226,880
Professional fees	172,215	115,510
Directors’ fees	112,197	90,011
Stockholder communication expenses	101,116	65,325
Custodian fees and expenses	57,091	34,310
Fund accounting fees	47,141	39,894
Registration fees	27,057	23,158
Stock transfer agent fees	7,144	6,383
Franchise fees	7,169	3,711
Other operating expenses	93,281	50,845
Total Operating Expenses	13,808,846	8,235,961
Leverage Expenses
Interest expense	8,613,896	5,786,359
Distributions to mandatory redeemable preferred stockholders	3,460,000	2,338,502
Amortization of debt issuance costs	232,439	184,064
Other leverage expenses	144,443	50,594
Total Leverage Expenses	12,450,778	8,359,519
Total Expenses	26,259,624	16,595,480
Less fees waived by Adviser	(15,965)	—
Net Expenses	26,243,659	16,595,480
Net Investment Income (Loss), before Income Taxes	(36,087,276)	(17,028,372)
Deferred tax benefit	11,829,765	5,270,304
Net Investment Income (Loss)	(24,257,511)	(11,758,068)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	123,648,442	26,360,185
Net realized gain on options	477,963	297,135
Net realized loss on interest rate swap settlements	(109,224)	—
Net realized gain on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain, before income taxes	124,017,181	26,657,320
Current tax expense	(88)	—
Deferred tax expense	(45,149,715)	(9,635,665)
Income tax expense	(45,149,803)	(9,635,665)
Net realized gain	78,867,378	17,021,655
Net unrealized appreciation (depreciation) of investments	(8,882,387)	23,667,957
Net unrealized appreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	51,219	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation (depreciation), before income taxes	(8,831,168)	23,667,957
Deferred tax benefit (expense)	3,215,083	(8,555,118)
Net unrealized appreciation (depreciation)	(5,616,085)	15,112,839
Net Realized and Unrealized Gain (Loss)	73,251,293	32,134,494
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders
Resulting from Operations	$48,993,782	$20,376,426

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$2,668,221	$2,255,731	$1,957,319
4,592,182	620,172	1,058,830
294,192	164,045	298,271
(4,731,504)	(2,036,878)	(2,603,665)
(183,369)	(32,289)	(8,103)
2,639,722	970,781	702,652
—	—	3,013,971
888	1,367	773
2,640,610	972,148	3,717,396

1,659,090	1,637,883	1,042,749
60,330	59,559	43,907
77,055	76,209	77,726
45,130	45,130	36,603
35,251	26,623	48,565
10,820	10,143	5,586
25,995	25,896	15,085
12,196	12,196	12,158
6,694	6,395	9,375
—	—	—
21,702	21,714	13,877
1,954,263	1,921,748	1,305,631

761,049	535,683	424,882
343,201	—	—
28,428	—	—
8,976	—	—
1,141,654	535,683	424,882
3,095,917	2,457,431	1,730,513
(12,974)	(26,663)	—
3,082,943	2,430,768	1,730,513
(442,333)	(1,458,620)	1,986,883
—	—	—
(442,333)	(1,458,620)	1,986,883

1,955,678	(186,347)	8,013,186
1,481,924	8,390,120	—
—	—	(90,237)

2,848	—	—
3,440,450	8,203,773	7,922,949
—	—	—
—	—	—
—	—	—
3,440,450	8,203,773	7,922,949
(20,592,161)	(50,355,194)	(9,434,696)
1,291,186	7,984,082	—
—	—	77,820
3,201	—	624
(19,297,774)	(42,371,112)	(9,356,252)
—	—	—
(19,297,774)	(42,371,112)	(9,356,252)
(15,857,324)	(34,167,339)	(1,433,303)

$(16,299,657)	$(35,625,959)	$553,580

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2016	Year Ended	December 1, 2016	Year Ended
	through	November 30,	through	November 30,
	May 31, 2017	2016	May 31, 2017	2016
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(24,257,511)	$(38,025,109)	$(11,758,068)	$(21,714,757)
Net realized gain (loss)	78,867,378	117,748,586	17,021,655	49,307,107
Net unrealized appreciation (depreciation)	(5,616,085)	26,561,096	15,112,839	78,801,730
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	48,993,782	106,284,573	20,376,426	106,394,080

Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(64,197,237)	(127,370,405)	(39,783,267)	(79,464,402)
Total distributions to common stockholders	(64,197,237)	(127,370,405)	(39,783,267)	(79,464,402)
Capital Stock Transactions
Proceeds from issuance of common shares
through shelf offerings	281,410	24,678,844	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(5,048)	(412,770)	—	(46,340)
Issuance of common shares from reinvestment
of distributions to stockholders	3,304,836	3,361,039	1,505,026	1,573,688
Other proceeds	180	—	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	3,581,378	27,627,113	1,505,026	1,527,348
Total increase (decrease) in net assets applicable
to common stockholders	(11,622,077)	6,541,281	(17,901,815)	28,457,026
Net Assets
Beginning of period	1,412,274,348	1,405,733,067	904,866,067	876,409,041
End of period	$1,400,652,271	$1,412,274,348	$886,964,252	$904,866,067
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(231,473,261)	$(207,215,750)	$(129,308,170)	$(117,622,102)
Transactions in common shares
Shares outstanding at beginning of period	48,980,215	48,016,591	47,080,789	47,000,211
Shares issued through shelf offerings	8,300	849,006	—	—
Shares issued through reinvestment
of distributions	104,960	114,618	80,012	80,578
Shares outstanding at end of period	49,093,475	48,980,215	47,160,801	47,080,789

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2016	Year Ended	December 1, 2016	Year Ended	December 1, 2016	Year Ended
through	November 30,	through	November 30,	through	November 30,
May 31, 2017	2016	May 31, 2017	2016	May 31, 2017	2016
(unaudited)		(unaudited)		(unaudited)

$(442,333)	$372,171	$(1,458,620)	$(1,807,587)	$1,986,883	$4,960,755
3,440,450	5,319,164	8,203,773	(20,323,202)	7,922,949	6,898,290
(19,297,774)	47,731,706	(42,371,112)	68,212,366	(9,356,252)	17,338,882

(16,299,657)	53,423,041	(35,625,959)	46,081,577	553,580	29,197,927

(1,484,520)	(3,810,236)	—	—	(5,213,500)	(8,977,396)
—	(12,516,517)	—	—	—	(1,710,279)
(6,678,857)	—	(12,710,515)	(25,403,124)	—	—
(8,163,377)	(16,326,753)	(12,710,515)	(25,403,124)	(5,213,500)	(10,687,675)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	627,607	—	—	—
—	—	—	—	—	—

—	—	627,607	—	—	—

(24,463,034)	37,096,288	(47,708,867)	20,678,453	(4,659,920)	18,510,252

234,539,082	197,442,794	246,088,012	225,409,559	166,072,930	147,562,678
$210,076,048	$234,539,082	$198,379,145	$246,088,012	$161,413,010	$166,072,930

$—	$1,926,853	$(1,640,939)	$(182,319)	$3,380,823	$6,607,440

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—

—	—	42,598	—	—	—
10,016,413	10,016,413	14,558,669	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited)
Period from December 1, 2016 through May 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$90,562,879	$54,630,403
Purchases of long-term investments	(276,801,593)	(184,134,122)
Proceeds from sales of long-term investments	289,260,348	183,510,878
Sales (purchases) of short-term investments, net	(17,586)	105,805
Call options written, net	477,963	297,135
Payments on interest rate swap contracts, net	(109,224)	—
Interest received on securities sold, net	—	—
Interest expense paid	(8,829,387)	(5,754,570)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(2,338,500)
Income taxes paid	(640,088)	(144,500)
Operating expenses paid	(13,693,644)	(8,185,296)
Net cash provided by operating activities	76,749,668	37,987,233
Cash Flows From Financing Activities
Advances on credit facilities, net	13,900,000	1,900,000
Maturity of senior notes	(30,000,000)	—
Issuance of common stock	281,410	—
Common stock issuance costs	(38,881)	—
Distributions paid to common stockholders	(60,892,377)	(39,887,233)
Other proceeds	180	—
Net cash used in financing activities	(76,749,668)	(37,987,233)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$7,429,056	$3,042,624	$6,435,113
(27,768,437)	(61,901,773)	(28,520,939)
29,514,457	64,555,803	28,318,904
62,565	(22,743)	(140,954)
1,380,405	8,310,028	—
—	—	(90,237)
—	—	202,960
(749,122)	(485,577)	(382,097)
(343,200)	—	—
—	—	—
(1,938,196)	(1,897,993)	(1,309,250)
7,587,528	11,600,369	4,513,500

800,000	800,000	700,000
—	—	—
—	—	—
—	—	—
(8,387,528)	(12,400,369)	(5,213,500)
—	—	—
(7,587,528)	(11,600,369)	(4,513,500)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2016 through May 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$48,993,782	$20,376,426
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(277,083,966)	(184,134,122)
Proceeds from sales of long-term investments	289,260,348	183,510,878
Sales (purchases) of short-term investments, net	(17,586)	105,805
Call options written, net	477,963	297,135
Return of capital on distributions received	100,406,942	55,063,468
Deferred tax expense	30,104,867	12,920,479
Net unrealized appreciation (depreciation)	8,831,168	(23,667,957)
Amortization of market premium, net	—	—
Net realized gain	(124,126,405)	(26,657,320)
Amortization of debt issuance costs	232,439	184,064
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(446)	(173)
Increase in current tax asset	(640,000)	(144,500)
(Increase) decrease in prepaid expenses and other assets	39,555	(18,454)
Increase in payable for investments purchased	282,373	—
Increase in payable to Adviser, net of fees waived	251,050	122,902
Increase (decrease) in accrued expenses and other liabilities	(262,416)	28,602
Total adjustments	27,755,886	17,610,807
Net cash provided by operating activities	$76,749,668	$37,987,233
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$3,304,836	$1,505,026

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(16,299,657)	$(35,625,959)	$553,580

(27,768,437)	(61,901,773)	(28,520,939)
29,514,457	64,555,803	28,318,904
62,565	(22,743)	(140,954)
1,380,405	8,310,028	—
4,731,504	2,036,878	2,603,665
—	—	—
19,297,774	42,371,112	9,356,252
—	—	268,204
(3,440,450)	(8,203,773)	(8,013,186)
28,428	—	—

56,942	33,598	48,808
—	—	—
(23,780)	(32,907)	(25,110)
—	—	—
26,100	19,958	8,166
21,677	60,147	56,110
23,887,185	47,226,328	3,959,920
$7,587,528	$11,600,369	$4,513,500

$—	$627,607	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$28.83	$29.28	$49.34	$43.36	$36.06	$33.37
Income (Loss) from Investment Operations
Net investment loss(2)	(0.50)	(0.78)	(0.62)	(0.66)	(0.73)	(0.64)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	1.51	2.94	(16.85)	9.01	10.27	5.51
Total income (loss) from investment
operations	1.01	2.16	(17.47)	8.35	9.54	4.87
Distributions to Common Stockholders
Return of capital	(1.31)	(2.62)	(2.59)	(2.38)	(2.29)	(2.25)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.01	(0.00)	0.01	0.05	0.07
Net Asset Value, end of period	$28.53	$28.83	$29.28	$49.34	$43.36	$36.06

Per common share market value,
end of period	$31.76	$30.63	$26.57	$46.10	$49.76	$39.17
Total investment return based on
market value(4)(5)	8.05%	26.21%	(37.86)%	(2.54)%	33.77%	5.62%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,400,652	$1,412,274	$1,405,733	$2,369,068	$1,245,761	$1,020,421
Average net assets (000’s)	$1,509,013	$1,345,764	$1,974,038	$1,837,590	$1,167,339	$989,745
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.72%	1.74%	1.76%	1.65%	1.61%	1.60%
Other operating expenses	0.12	0.12	0.10	0.13	0.12	0.13
Total operating expenses,
before fee waiver	1.84	1.86	1.86	1.78	1.73	1.73
Fee waiver(7)	(0.00)	(0.01)	—	(0.00)	(0.00)	(0.01)
Total operating expenses	1.84	1.85	1.86	1.78	1.73	1.72
Leverage expenses	1.65	2.29	1.75	1.38	1.59	1.67
Income tax expense (benefit)(8)	4.00	4.64	(24.50)	7.81	14.05	8.37
Total expenses	7.49%	8.78%	(20.89)%	10.97%	17.37%	11.76%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.23)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.22)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%
Portfolio turnover rate(4)	10.23%	24.23%	12.94%	15.33%	13.40%	12.86%
Credit facility borrowings,
end of period (000’s)	$123,200	$109,300	$66,000	$162,800	$27,600	$63,400
Senior notes, end of period (000’s)	$412,500	$442,500	$545,000	$544,400	$300,000	$194,975
Preferred stock, end of period (000’s)	$165,000	$165,000	$295,000	$224,000	$80,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$8.40	$9.03	$11.35	$11.34	$10.44	$6.89
Per common share amount of net assets,
excluding senior notes, end of period	$36.93	$37.86	$40.63	$60.68	$53.80	$42.95
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,923	$3,858	$3,784	$4,667	$5,047	$5,232
Asset coverage ratio of senior notes and
credit facility borrowings(9)	392%	386%	378%	467%	505%	523%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$30	$30	$26	$35	$41	$41
Asset coverage ratio of preferred stock(10)	300%	297%	255%	354%	406%	408%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Represents underwriting and offering costs of less than $0.01 per share for the period from December 1, 2016 through May 31, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012.

(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the period from December 1, 2016 through May 31, 2017 and the years ended November 30, 2014 and 2013.
(8)

For the period from December 1, 2016 through May 31, 2017, TYG accrued $88 for current income tax expense and $30,104,867 for net deferred income tax expense. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(10)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$19.22	$18.65	$29.83	$28.00	$24.50	$24.54
Income (Loss) from Investment Operations
Net investment loss(2)	(0.25)	(0.46)	(0.32)	(0.54)	(0.42)	(0.40)
Net realized and unrealized gain (loss)
on investments(2)	0.69	2.72	(9.17)	4.06	5.59	2.02
Total income (loss) from investment
operations	0.44	2.26	(9.49)	3.52	5.17	1.62
Distributions to Common Stockholders
Return of capital	(0.85)	(1.69)	(1.69)	(1.69)	(1.67)	(1.66)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	(0.00)	(0.00)	—	0.00	0.00
Net Asset Value, end of period	$18.81	$19.22	$18.65	$29.83	$28.00	$24.50
Per common share market value,
end of period	$18.99	$18.90	$16.18	$27.97	$27.22	$24.91
Total investment return based on
market value(4)(5)	4.91%	27.99%	(37.08)%	9.08%	16.27%	7.14%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$886,964	$904,866	$876,409	$1,401,926	$1,315,866	$1,140,635
Average net assets (000’s)	$955,589	$862,527	$1,174,085	$1,404,751	$1,274,638	$1,157,421
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.59%	1.56%	1.56%	1.48%	1.38%	1.34%
Other operating expenses	0.14	0.16	0.12	0.10	0.10	0.10
Total operating expenses,
before fee waiver	1.73	1.72	1.68	1.58	1.48	1.44
Fee waiver	—	(0.01)	(0.09)	(0.16)	(0.23)	(0.28)
Total operating expenses	1.73	1.71	1.59	1.42	1.25	1.16
Leverage expenses	1.75	1.95	1.42	1.09	1.08	1.20
Income tax expense (benefit)(7)	2.71	7.25	(21.92)	7.04	11.09	3.86
Total expenses	6.19%	10.91%	(18.91)%	9.55%	13.42%	6.22%

See accompanying Notes to Financial Statements.
42	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.47)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.47)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%
Portfolio turnover rate(4)	11.57%	35.47%	17.54%	18.09%	13.42%	15.14%
Credit facility borrowings,
end of period (000’s)	$48,700	$46,800	$62,800	$68,900	$27,200	$23,900
Senior notes, end of period (000’s)	$284,000	$284,000	$348,000	$348,000	$255,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$110,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.02	$6.03	$7.40	$7.40	$5.43	$5.48
Per common share amount of net assets,
excluding senior notes, end of period	$24.83	$25.25	$26.05	$37.23	$33.43	$29.98
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,997	$4,068	$3,353	$4,579	$5,982	$5,412
Asset coverage ratio of senior notes and
credit facility borrowings(8)	400%	407%	335%	458%	598%	541%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$75	$76	$69	$94	$113	$102
Asset coverage ratio of preferred stock(9)	300%	305%	275%	377%	454%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.

(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

For the period from December 1, 2016 through May 31, 2017, NTG accrued $12,920,479 for net deferred income tax expense. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense.

(8)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.42	$19.71	$35.04	$30.33	$25.24	$24.42
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.04)	0.04	0.22	0.08	0.10	0.12
Net realized and unrealized gain (loss)(2)	(1.59)	5.30	(13.60)	6.26	6.62	2.33
Total income (loss) from investment
operations	(1.63)	5.34	(13.38)	6.34	6.72	2.45
Distributions to Common Stockholders
Net investment income	(0.15)	(0.38)	(0.34)	(0.02)	(0.57)	(0.24)
Net realized gain	—	(1.25)	(1.61)	(1.61)	(1.03)	(1.07)
Return of capital	(0.67)	—	—	—	(0.03)	(0.32)
Total distributions to common
stockholders	(0.82)	(1.63)	(1.95)	(1.63)	(1.63)	(1.63)
Net Asset Value, end of period	$20.97	$23.42	$19.71	$35.04	$30.33	$25.24
Per common share market value,
end of period	$19.97	$21.55	$17.47	$32.50	$28.11	$24.15
Total investment return based on
market value(3)(4)	(3.58)%	34.89%	(41.19)%	21.68%	23.44%	3.18%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$210,076	$234,539	$197,443	$350,975	$303,797	$252,508
Average net assets (000’s)	$236,480	$192,888	$292,473	$357,486	$289,876	$253,815
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.40%	1.48%	1.44%	1.37%	1.42%	1.44%
Other operating expenses	0.25	0.29	0.22	0.18	0.19	0.21
Total operating expenses,
before fee waiver	1.65	1.77	1.66	1.55	1.61	1.65
Fee waiver	(0.01)	(0.07)	(0.14)	(0.19)	(0.26)	(0.33)
Total operating expenses	1.64	1.70	1.52	1.36	1.35	1.32
Leverage expenses	0.97	1.23	0.93	0.75	0.90	1.03
Total expenses	2.61%	2.93%	2.45%	2.11%	2.25%	2.35%

See accompanying Notes to Financial Statements.
44	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(5)	(0.39)%	0.12%	0.60%	0.02%	0.08%	0.16%
Ratio of net investment income (loss) to
average net assets after fee waiver(5)	(0.38)%	0.19%	0.74%	0.21%	0.34%	0.49%
Portfolio turnover rate(3)	9.26%	90.22%	18.84%	18.45%	31.43%	34.65%
Credit facility borrowings,
end of period (000’s)	$17,400	$16,600	$16,900	$26,000	$22,200	$16,600
Senior notes, end of period (000’s)	$34,000	$34,000	$54,000	$49,000	$49,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$5.39	$4.89	$4.89	$4.90
Per common share amount of net assets,
excluding senior notes, end of period	$24.36	$26.81	$25.10	$39.93	$35.22	$30.14
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$5,398	$5,951	$4,010	$5,893	$5,492	$5,093
Asset coverage ratio of senior notes and
credit facility borrowings(6)	540%	595%	401%	589%	549%	509%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$103	$113	$82	$121	$112	$102
Asset coverage ratio of preferred stock(7)	412%	452%	327%	486%	448%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.

(5)	Annualized for periods less than one full year.
(6)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(7)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	45

NDP Financial Highlights

	Period from					Period from
	December 1, 2016					July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through November 30,
	May 31,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$16.95	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.10)	(0.12)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(2.34)	3.29	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment
operations	(2.44)	3.17	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	—	—	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(0.88)	(1.75)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common
stockholders	(0.88)	(1.75)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs
on issuance of common stock(5)	—	—	—	—	—	(1.22)
Net Asset Value, end of period	$13.63	$16.95	$15.53	$22.76	$26.49	$22.73
Per common share market value,
end of period	$14.43	$15.85	$13.18	$21.29	$24.08	$22.33
Total investment return based on
market value(6)(7)	(3.46)%	36.27%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$198,379	$246,088	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$234,935	$212,528	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.40%	1.42%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.24	0.29	0.21	0.16	0.16	0.20
Total operating expenses,
before fee waiver	1.64	1.71	1.54	1.41	1.41	1.38
Fee waiver	(0.02)	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.62	1.58	1.41	1.24	1.24	1.22
Leverage expenses	0.45	0.37	0.21	0.14	0.16	0.10
Total expenses	2.07%	1.95%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.
46	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

	Period from					Period from
	December 1, 2016					July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(8)	(1.26)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to
average net assets after fee waiver(8)	(1.25)%	(0.85)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	20.83%	47.03%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings,
end of period (000’s)	$64,600	$63,800	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(9)	$4,071	$4,857	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility
borrowings(9)	407%	486%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)

The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.

(8)	Annualized for periods less than one full year.
(9)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	47

TPZ Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.89	$21.23	$31.08	$28.12	$26.76	$25.37
Income (loss) from Investment Operations
Net investment income(2)	0.29	0.71	0.88	0.81	0.76	0.72
Net realized and unrealized gain (loss)(2)	(0.21)	3.49	(7.87)	3.65	2.10	2.17
Total income (loss) from investment
operations	0.08	4.20	(6.99)	4.46	2.86	2.89
Distributions to Common Stockholders
Net investment income	(0.75)	(1.29)	(0.91)	(0.90)	(0.50)	(0.88)
Net realized gain	—	(0.25)	(1.95)	(0.60)	(1.00)	(0.62)
Total distributions to common
stockholders	(0.75)	(1.54)	(2.86)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$23.22	$23.89	$21.23	$31.08	$28.12	$26.76
Per common share market value,
end of period	$21.84	$21.43	$18.53	$26.90	$24.74	$25.26
Total investment return based on
market value(3)(4)	5.36%	25.57%	(22.54)%	14.94%	3.80%	10.83%
Total investment return based on
net asset value(3)(5)	0.48%	22.18%	(23.19)%	16.84%	11.36%	11.90%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$161,413	$166,073	$147,563	$216,048	$195,484	$186,034
Average net assets (000’s)	$169,738	$146,274	$187,752	$208,698	$193,670	$182,224
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.23%	1.27%	1.20%	1.12%	1.13%	1.13%
Other operating expenses	0.31	0.39	0.31	0.26	0.26	0.27
Total operating expenses,
before fee waiver	1.54	1.66	1.51	1.38	1.39	1.40
Fee waiver	—	—	(0.01)	(0.07)	(0.12)	(0.12)
Total operating expenses	1.54	1.66	1.50	1.31	1.27	1.28
Leverage expenses	0.50	0.44	0.26	0.19	0.25	0.44
Total expenses	2.04%	2.10%	1.76%	1.50%	1.52%	1.72%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	2.35%	3.39%	3.25%	2.62%	2.62%	2.64%
Ratio of net investment income to average
net assets after fee waiver(6)	2.35%	3.39%	3.26%	2.69%	2.74%	2.76%
Portfolio turnover rate(3)	12.99%	40.61%	30.99%	18.39%	12.21%	13.67%
Credit facility borrowings,
end of period (000’s)	$51,300	$50,600	$49,900	$42,400	$37,400	$16,400
Senior notes, end of period (000’s)	—	—	—	—	—	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	—	—	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$23.22	$23.89	$21.23	$31.08	$28.12	$29.64
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$4,146	$4,282	$3,957	$6,095	$6,227	$6,111
Asset coverage ratio of senior notes and
credit facility borrowings(7)	415%	428%	396%	610%	623%	611%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited)
May 31, 2017

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values the would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

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2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2017. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,540,631,419	$—	$—	$2,540,631,419
Preferred Stock(a)	17,027,880	—	24,379,065	41,406,945
Short-Term Investment(b)	384,039	—	—	384,039
Total Assets	$2,558,043,338	$—	$24,379,065	$2,582,422,403

Liabilities
Interest Rate Swap Contracts	$—	$313,832	$—	$313,832

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,484,511,370	$—	$—	$1,484,511,370
Preferred Stock(a)	8,648,325	—	13,727,930	22,376,255
Short-Term Investment(b)	251,683	—	—	251,683
Total Assets	$1,493,411,378	$—	$13,727,930	$1,507,139,308

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$189,817,423	$—	$—	$189,817,423
Master Limited Partnerships and Related Companies(a)	80,645,516	—	—	80,645,516
Preferred Stock(a)	5,077,725	—	2,361,939	7,439,664
Short-Term Investment(b)	253,076	—	—	253,076
Total Assets	$275,793,740	$—	$2,361,939	$278,155,679

Liabilities
Written Call Options	$49,949	$15,703	$—	$65,652

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$187,822,272	$—	$—	$187,822,272
Master Limited Partnerships and Related Companies(a)	71,842,652	—	—	71,842,652
Preferred Stock(a)	1,599,615	—	2,237,567	3,837,182
Short-Term Investment(b)	299,448	—	—	299,448

Total Assets	$261,563,987	$—	$2,237,567	$263,801,554

Liabilities
Written Call Options	$179,181	$71,046	$—	$250,227

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$110,600,299	$—	$110,600,299
Master Limited Partnerships and Related Companies(a)	57,930,798	—	—	57,930,798
Common Stock(a)	35,688,133	—	—	35,688,133
Preferred Stock(a)	5,133,551	—	1,887,982	7,021,533
Short-Term Investment(b)	282,109	—	—	282,109
Total Assets	$99,034,591	$110,600,299	$1,887,982	$211,522,872

Liabilities
Interest Rate Swap Contracts	$—	$75,488	$—	$75,488

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended May 31, 2017, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $37,261,802, $21,904,472, $2,844,385, $2,865,468, and $2,019,828, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended May 31, 2017.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended May 31, 2017:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$22,478,411	$12,657,666	$2,177,797	$2,063,121	$1,740,791
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	1,900,654	1,070,264	184,142	174,446	147,191
Balance — end of period	$24,379,065	$13,727,930	$2,361,939	$2,237,567	$1,887,982

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$14,662,641	$8,256,558	$1,420,555	$1,345,782	$1,135,487
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	(15,779,244)	(8,885,319)	(1,528,735)	(1,448,266)	(1,221,957)
Total realized gains	12,633,897	7,114,164	1,224,001	1,159,579	978,372
Change in unrealized gains	(11,517,294)	(6,485,403)	(1,115,821)	(1,057,095)	(891,902)
Balance — end of period	$—	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on
investments still held at May 31, 2017	$1,900,654	$1,070,264	$184,142	$174,446	$147,191

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund received two classes of warrants. On December 29, 2016 each fund exercised warrant shares in full in exchange for common shares of Targa Resources Corp.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

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2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2017:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$24,379,065	$13,727,930	$2,361,939	$2,237,567	$1,887,982

Assets at Fair Value	Valuation Technique		Unobservable Inputs		Input
Preferred Stock	Lattice model		Illiquidity spread		1.25%
Preferred Stock	Lattice model		Seniority spread		0.25%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2016, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2015 through November 30, 2016 based on the 2016 tax reporting information received. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(18,247,941)	$(0.372)	$15,743,255	$0.321	$2,504,687	$0.051
After-tax	$(11,523,575)	$(0.235)	$9,941,865	$0.203	$1,581,709	$0.032
NTG
Pre-tax	$(3,490,318)	$(0.074)	$3,109,266	$0.071	$150,607	$0.003
After-tax	$(2,213,210)	$(0.047)	$2,117,710	$0.045	$95,500	$0.002
TTP	$(83,274)	$(0.008)	$79,038	$0.008	$4,236	$0.000
NDP	$95,499	$0.007	$(88,032)	$(0.006)	$(7,467)	$(0.001)
TPZ	$(225,224)	$(0.032)	$216,014	$0.031	$9,210	$0.001

Subsequent to the period ended February 28, 2017, the Funds reallocated the amount of investment income and return of capital they recognized in the current fiscal year based on their revised 2017 estimates, after considering the final allocations for 2016. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(1,944,355)	$(0.040)	$1,702,133	$0.035	$242,222	$0.005
After-tax	$(1,227,860)	$(0.025)	$1,074,897	$0.022	$152,963	$0.003
NTG
Pre-tax	$236,618	$0.005	$(230,444)	$(0.005)	$(6,174)	$(0.000)
After-tax	$150,040	$0.003	$(146,125)	$(0.003)	$(3,915)	$(0.000)
TTP	$20,893	$0.002	$(20,893)	$(0.002)	$—	$—
NDP	$112,322	$0.008	$(112,322)	$(0.008)	$—	$—
TPZ	$16,468	$0.002	$(7,762)	$(0.001)	$(8,706)	$(0.001)

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2017, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2013 through 2016

NTG — November 30, 2010 through 2016

TTP, NDP and TPZ — November 30, 2013 through 2016

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2016 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	86%	100%	—	—	39%	39%	—	11%
Ordinary dividend income	—	—	—	—	58%	58%	—	80%
Return of capital	14%	—	100%	100%	—	—	100%	—
Long-term capital gain	—	—	—	—	3%	3%	—	9%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2017.

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2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $5,048 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2017.

There were no offering or debt issuance costs recorded during the period ended May 31, 2017, for NTG, TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for fiscal years beginning on or after December 15, 2015 and interim periods within these fiscal years, and must be applied retrospectively. The funds adopted ASU 2015-03 during the period ended February 28, 2017. For TYG, NTG and TTP, accrued deferred debt issuance and offering costs related to senior notes were reclassified from “Prepaid expenses and other assets” to “Senior notes, net” and accrued deferred offering costs related to mandatory redeemable preferred stock were reclassified from “Prepaid expenses and other assets” to “Mandatory redeemable preferred stock, net” on the Statements of Assets & Liabilities. There was no impact to the financial statements related to the adoption of ASU 2015-03 for NDP and TPZ.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2017 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,5000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%, less a fee waiver of 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar year 2016.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2017 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$14,805,039	$38,410,016
Capital loss carryforwards	—	11,126,110
AMT credit	—	2,667,784
	14,805,039	52,203,910
Deferred tax liabilities:
Basis reduction of investment in MLPs	307,263,281	156,751,754
Net unrealized gains on investment securities	189,387,907	69,780,683
	496,651,188	226,532,437
Total net deferred tax liability	$481,846,149	$174,328,527

At May 31, 2017, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended May 31, 2017, as follows:

	TYG	NTG
Application of statutory income tax rate	$27,684,558	$11,653,917
State income taxes, net of federal tax effect	1,463,327	529,421
Permanent differences	956,982	737,141
Other	88	—
Total income tax expense	$30,104,955	$12,920,479

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

56	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

For the period ended May 31, 2017, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current state tax expense	$88	$—
Deferred tax expense
Federal	28,593,496	12,359,026
State (net of federal tax effect)	1,511,371	561,453
Total deferred tax expense	30,104,867	12,920,479
Total income tax expense	$30,104,955	$12,920,479

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2016, TYG and NTG had net operating losses for federal income tax purposes of approximately $3,866,000 (from TYN) and $55,691,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2035 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2016, TYG and NTG had capital loss carryforwards of approximately $36,200,000 and $54,900,000, respectively, which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2021. The capital losses for the year ended November 30, 2016 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses and capital loss carryforwards at May 31, 2017 includes amounts for the period from December 1, 2016 through May 31, 2017. As of November 30, 2016, NTG had $2,667,784 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation	$1,163,740		$1,015,411		$36,601,033
Undistributed ordinary income	485,611		—		—
Undistributed long-term capital gain	—		—		917
Capital loss carryforwards	—		(40,731,361)		—
Qualified late year ordinary losses	—		(1,417,779)	(1)	—
Other temporary differences	(2,095,433)	(2)	(3,908,007)	(2)	(18,441)
Accumulated earnings (deficit)	$(446,082)		$(45,041,736)		$36,583,509

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2016, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2016, NDP had a short-term capital loss carryforward of approximately $10,200,000 and a long-term capital loss carryforward of approximately $30,500,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2016 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

As of May 31, 2017, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,234,359,124	$888,029,070	$289,032,382	$294,299,913	$180,747,781
Gross unrealized appreciation of investments	$1,348,063,279	$619,110,238	$20,602,103	$23,936,174	$34,100,404
Gross unrealized depreciation of investments	—	—	(31,478,806)	(54,434,533)	(3,325,313)
Net unrealized appreciation (depreciation) of investments	$1,348,063,279	$619,110,238	$(10,876,703)	$(30,498,359)	$30,775,091

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Energy Transfer Equity, L.P. was $19.86 on January 6, 2017, the date of the purchase agreement and the date an enforceable right to acquire the restricted Energy Transfer Equity, L.P. units was obtained by each fund. The carrying value per unit of unrestricted common units of Centennial Resource Development, Inc. was $15.31 on November 27, 2016, the date of the agreement to assign and the date an enforceable right to acquire the restricted Centennial Resource Development, Inc. units was obtained by NDP. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2017.

TYG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	3/16/16	$19,265,393	$24,379,065	1.7%

NTG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	3/16/16	$10,848,405	$13,727,930	1.5%

TTP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	$1,866,506	$2,361,939	1.1%

NDP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	$1,768,223	$2,237,567	1.1%

TPZ:
						Fair Value
	Investment	Principal				as Percent
Investment Security	Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,110,000	2.5%
DCP Midstream LLC,
9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,500,000	2.8
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,349,575	2.1
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,246,100	1.4
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,627,425	1.0
Gibson Energy Inc.,
6.750%, 07/15/2021*	Corporate Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,668,750	2.9
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,132,500	1.3
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/24/17	1,011,875	1,045,000	0.6

58	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

						Fair Value
	Investment	Principal				as Percent
Investment Security	Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
PDC Energy Company,
6.125%, 09/15/2024*	Corporate Bond	$2,000,000	09/28/16	$2,047,500	$2,045,000	1.3%
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,197,520	2.6
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,500,000	09/17/12	1,616,250	1,603,889	1.0
SemGroup Corp.,
6.375%, 03/15/2025*	Corporate Bond	$6,000,000	03/08/17	5,939,010	5,925,000	3.7
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,045,000	1.9
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,887,982	1.2
				$40,089,460	$42,383,741	26.3%

*Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the period ended May 31, 2017, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$277,083,966	$184,134,122	$27,768,437	$61,901,773	$28,520,939
Sales	$289,260,348	$183,510,878	$29,514,457	$64,555,803	$28,318,904

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2017 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series M	September 27, 2017	2.75%		Semi-Annual	$13,000,000	$13,075,214
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,069,428
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,190,033
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	12,873,790
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,125,501
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,340,900
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,418,255
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,634,786
Series LL	June 14, 2020	2.32%	(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,521,743
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,667,529
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,079,996
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,753,120
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,155,087

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series K	December 19, 2022	3.87%		Semi-Annual	$10,000,000	$10,513,031
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,542,731
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,839,173
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,501,396
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,318,390
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,598,279
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,127,088
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,187,404
Series MM	June 14, 2025	2.37%	(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,935,106
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,202,218
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	29,629,937
					$412,500,000	$422,300,135

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from March 14, 2017 through June 13, 2017. The weighted-average interest rate for the period from December 1, 2016 through May 31, 2017 was 2.22%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from March 14, 2017 through June 13, 2017. The weighted-average interest rate for the period from December 1, 2016 through May 31, 2017 was 2.27%.

TYG’s Series G Notes with a notional amount of $30,000,000 and a fixed interest rate of 5.85% were paid in full upon maturity on December 21, 2016.

NTG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$57,826,043
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,052,083
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,190,033
Series K	September 9, 2019	2.41%	(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	118,183,053
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,959,769
Series L	April 17, 2021	2.61%	(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,070,677
					$284,000,000	$292,281,658

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from March 9, 2017 through June 8, 2017. The weighted-average rate for the period from December 1, 2016 through May 31, 2017 was 2.32%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from April 17, 2017 through July 16, 2017. The weighted-average rate for the period from December 1, 2016 through May 31, 2017 was 2.47%.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,122,152
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,104,405
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,826,170
Series G	December 12, 2022	2.17%	(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$35,052,727

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from March 13, 2017 through June 11, 2017. The weighted-average interest rate for the period from December 1, 2016 through May 31, 2017 was 2.07%.

60	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2017. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2017 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at May 31, 2017. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$87,383,128
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	82,869,331
			16,500,000	$165,000,000	$170,252,459

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at May 31, 2017. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$66,004,639
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,058,196
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	40,764,174
			4,400,000	$110,000,000	$111,827,009

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at May 31, 2017. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,387,222

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2016 through May 31, 2017, as well as the principal balance and interest rate in effect at May 31, 2017 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$157,500,000	$90,000,000	$117,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 13, 2017	June 22, 2018	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%(1)	0.15%	0.15%	0.20%(2)	0.20%(3)
For the period ended May 31, 2017:
Average principal balance	$69,000,000	$63,000,000	$52,100,000	$16,000,000(4)	$63,700,000	$50,400,000
Average interest rate	2.07%	2.07%	2.07%	2.01%(4)	1.67%	1.67%
As of May 31, 2017:
Principal balance outstanding	$60,200,000	$63,000,000	$48,700,000	$17,400,000(4)	$64,600,000	$51,300,000
Interest rate	2.26%	2.26%	2.26%	2.12%(4)	1.86%	1.86%

(1)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(3)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(4)	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from December 1, 2016 through May 31, 2017 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2017, each Fund was in compliance with credit facility terms.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

62	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

Details of the interest rate swap contracts outstanding for TYG as of May 31, 2017, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$(32,402)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(281,430)
		$15,000,000			$(313,832)

Details of the interest rate swap contracts outstanding for TPZ as of May 31, 2017, are as follows:
			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	08/07/2017	$6,000,000	1.89%	3-month U.S. Dollar LIBOR	$(10,877)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(45,011)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	33,791
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(53,391)
		$21,000,000			$(75,488)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2016 through May 31, 2017 was approximately $15,000,000 and $21,500,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at May 31, 2017:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$33,791	$(33,791)	$—	$—	$—	$—

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$313,832	$—	$313,832	$—	$—	$313,832
TPZ: Interest Rate Swap Contracts	$109,279	$(33,791)	$75,488	$—	$—	$75,488

Tortoise Capital Advisors	63

Notes to Financial Statements (unaudited) (continued)

Written Call Options
Transactions in written option contracts for TYG, NTG, TTP and NDP for the period from December 1, 2016 through May 31, 2017, are as follows:

	TYG		NTG
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	—	$—	—	$—
Options written	9,569	477,963	6,628	297,135
Options closed*	—	—	—	—
Options exercised	—	—	—	—
Options expired	(9,569)	(477,963)	(6,628)	(297,135)
Options outstanding at May 31, 2017	—	$—	—	$—

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	5,857	$462,996	36,989	$2,153,562
Options written	34,144	2,370,307	256,469	11,590,868
Options closed*	(33,589)	(2,405,845)	(230,178)	(10,968,058)
Options exercised	(637)	(65,981)	(5,857)	(222,394)
Options expired	—	—	(7,783)	(480,508)
Options outstanding at May 31, 2017	5,775	$361,477	49,640	$2,073,470

*

The aggregate cost of closing written option contracts was $0 for TYG, $0 for NTG, $923,922 for TTP and $3,058,446 for NDP, resulting in net realized gains of $0, $0, $1,481,924 and $7,909,612 for TYG, NTG, TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2017:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$313,832
TTP: Written equity call options	Options written, at fair value	$65,652
NDP: Written equity call options	Options written, at fair value	$250,227
TPZ: Interest rate swap contracts	Interest rate swap contracts	$75,488

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2017:

			Net Unrealized
Derivatives not accounted for as	Location of Gains	Net Realized Gain	Appreciation
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(109,224)	$51,219
TYG: Written equity call options	Options	$477,963	$—
NTG: Written equity call options	Options	$297,135	$—
TTP: Written equity call options	Options	$1,481,924	$1,291,186
NDP: Written equity call options	Options	$8,390,121	$7,984,082
TPZ: Interest rate swap contracts	Interest rate swaps	$(90,237)	$77,820

64	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

12. Subsequent Events

TYG:
On June 12, 2017, TYG entered into an amendment to its credit facility with U.S. Bank, N.A. that extends the credit facility through June 12, 2019. The terms of the amendment provide for an unsecured revolving credit facility of $130,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue on a tiered non-usage fee schedule. Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.

During the period from June 1, 2017 through the date the financial statements were issued, TYG issued 147,443 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $4.4 million.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
On June 12, 2017, NTG entered into an amendment to its credit facility that extends the credit facility through June 12, 2019. The terms of the amendment provide for an unsecured revolving credit facility of $97,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue on a tiered non-usage fee schedule. Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $48,500,000 and 0.15% when the outstanding balance is at least $48,500,000, but below $67,900,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $67,900,000.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On June 30, 2017, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $13,344.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Capital Advisors	65

Additional Information (unaudited)

Stockholder Proxy Voting Results
The annual meeting of stockholders for each Fund was held on May 18, 2017. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows:

1. To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

	TYG	NTG	TTP	NDP	TPZ
Conrad S. Ciccotello
Affirmative	46,510,666	43,008,035	8,817,899	12,412,457	5,527,154
Withheld	2,620,831	745,806	130,879	182,924	56,200
TOTAL	49,131,497	43,753,841	8,948,778	12,595,381	5,583,354

	TYG	NTG	TTP	NDP	TPZ
Terry C. Matlack
Affirmative	48,295,318	42,722,750	8,793,988	12,421,644	5,512,500
Withheld	836,179	1,031,091	154,790	173,737	70,854
TOTAL	49,131,497	43,753,841	8,948,778	12,595,381	5,583,354

Each of Charles E. Heath and Rand C. Berney continued as a director with a term expiring on the date of the 2018 annual meeting of stockholders. Each of H. Kevin Birzer and Alexandra A. Herger continued as a director with a term expiring on the date of the 2019 annual meeting of stockholders.

2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2017.

	TYG	NTG	TTP	NDP	TPZ
Affirmative	48,665,406	43,238,923	8,810,345	12,211,107	5,527,574
Against	198,274	328,060	104,743	309,675	31,641
Abstain	267,817	186,858	33,690	74,599	24,139
TOTAL	49,131,497	43,753,841	8,948,778	12,595,381	5,583,354

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2016 through May 31, 2017, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$108,500	$86,000	$44,000	$44,000	$35,500

The Funds did not pay any special compensation to any of its directors or officers.

66	Tortoise Capital Advisors

2017 2nd Quarter Report | May 31, 2017

Additional Information (unaudited) (continued)

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2016 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	67

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/16-12/31/16
Month #2	0	0	0	0
1/1/17-1/31/17
Month #3	0	0	0	0
2/1/17-2/28/17
Month #4	0	0	0	0
3/1/17-3/31/17
Month #5	0	0	0	0
4/1/17-4/30/17
Month #6	0	0	0	0
5/1/17-5/31/17
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date: July 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date: July 26, 2017